SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2002

TCF Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10253	41-1591444
(Commission File Number)	(IRS Employer Notification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant’s Telephone Number)

Item 9.    Regulation FD Disclosure

     Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the first quarter of 2002 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Certain financial information has not been prepared in accordance with GAAP.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

     The presentation is also available on the Company’s website at www.tcfexpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

The Leader In

Convenience Banking

1.)           Corporate Profile

                At March 31, 2002

•         $11.2 billion financial holding company headquartered in Minnesota;  38th largest1 public bank in the U.S. based on market cap

•         376 bank branches, including 236 full-service supermarket branches (4th largest in U.S.)

•         1,163 TCF EXPRESS TELLERSM ATMs, 736 off-site

•         1.3 million checking accounts

•         1.2 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume)2

1    Source: Thomson Financial/Carson

2    Source: Visa, at December 31, 2001

2.)  What TCF Does Not Do

•         Unconsolidated subsidiaries, partnerships, SPE’s, etc.

•         Foreign loans or other foreign exposures

•         Interest rate contracts (i.e. swaps, caps, floors) or other derivatives to manage interest rate risk

•         Trust preferred or other exotic capital structures

•         Securitization or gain on sale accounting

•         “Pro forma” earnings

•         Stock option overhang (less than 1/2%)

•         Bank owned life insurance (BOLI)

3.)           Corporate Profile

                At March 31, 2002

•         Bank branches located in six states

Supermarket	236	Colorado	13
Traditional	140	Illinois	179
Total	376	Michigan	56
		Minnesota	90
		Wisconsin	33
		Indiana	5

4.)           What Makes TCF Different

•          Convenience

TCF offers convenient services (open seven days a week, 360+ days/year, traditional and supermarket branches, TCF EXPRESS TELLER ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•          Growing Customer Base

TCF has a large and fast growing customer base (1.3 million checking accounts, 1.2 million debit cards, etc.).

•          Top-line Revenue Growth

TCF is expanding top-line revenue growth through de novo expansion (197 new branches since 1/1/98), starting new  businesses (i.e. Small Business Banking and Discount Brokerage in 2001), and offering new products and services.

5.)           What Makes TCF Different

•          Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost (checking, savings and money market accounts)  Power Liabilities® are growing at double digit rates, contributing a significantly high percentage of TCF’s profits.

•          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•          Stock Buy-Back

TCF purchased 19 million shares since 1/1/98 at an average cost of $29.56 per share. These purchases contributed to TCF’s diluted EPS growth of +88% over the past five years.

6.)           Power Assets® & Power Liabilities®

7.)           Commercial Lending +17%*

	12/98	12/99	12/00	12/01	3/02
	($ millions)
Commercial Real Estate	$811.4	$1,073.5	$1,371.9	$1,622.5	$1,721.0
Commercial Business	$289.1	$351.4	$410.4	$422.4	$438.7

Total	$1,101	$1,425	$1,782	$2,045	$2,160

                *     Twelve-month growth rate

8.)           Commercial Loans

                At March 31, 2002

•         Commercial real estate — $1,721 million

•         28% apartment loans

•         21% office building loans

•         8% hotel loans

•         Commercial business — $439 million

•         Yield 6.63%

•         Over-30-day delinquency rate .08%

•         2002 net charge-offs 1.03% (annualized); 2001 net charge-offs .01%

•         Approximately 98% of all commercial loans secured

•         CRE location mix: 87% Midwest, 13% Other

9.)           Consumer Home Equity Lending +14%*

Loan-to-value	12/98	12/99	12/00	12/01	3/02
	($ millions)
80% or less	$961.0	$932.7	$971.7	$1,178.8	$1,246.2
Over 80-90%	$453.5	$570.6	$648.2	$802.1	$809.3
Over 90-100%	$48.5	$398.9	$486.5	$396.3	$393.4
Over 100%	$54.0	$56.5	$45.6	$66.6	$57.7

Total	$1,517	$1,959	$2,152	$2,444	$2,507

                *     Twelve-month growth rate

10.)         Consumer Home Equity Loans

                At March 31, 2002

•         Consumer home equity loans and lines of credit 54% variable rate and 46% fixed rate

•         69% are closed-end loans, 31% lines of credit

•         Yield 8.14%

•         Over-30-day delinquency rate .63%

•         2002 net charge-offs .17% (annualized); 2001 net charge-offs .17%

•         Current average loan-to-value 71%

•         Average FICO score 698

•         Average debt-to-income 33%

11.)         Leasing and Equipment Finance +8%*

	12/98	12/99	12/00	12/01	3/02
	($ millions)
Leasing and Equipment Finance	$399	$493	$856	$957	$968

                *     Twelve-month growth rate

12.)         Leasing and Equipment Finance

                At March 31, 2002

•         Origination Segments

•         Winthrop - value-add specialization in computer, telecommunications and point-of-sale equipment

•         Middle Market - focusing on business essential equipment and specialty vehicles

•         Wholesale - discounting or purchasing of lease receivables sourced by third party lessors

•         Small Ticket - specializing in program development with vendors, manufacturers and franchisees

•         Uninstalled backlog of $136.8 million; up $10.7 million from year-end

•         Over-30-day delinquency rate 1.45%

•         2002 net charge-offs .99% (annualized); 2001 net charge-offs 1.00%

•         Completed the shutdown of the Truck and Trailer segment

13.)         Allowance for Loan & Lease Losses

	12/99	12/00	12/01	3/02
	($ millions)
Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$75.5
Net Charge-offs	$26.4	$3.9	$12.5	$8.7

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.93%
NCO’s	.35%	.05%	.15%	.43%

14.)         Credit Quality

                At March 31, 2002

•         With the change in the loan mix, reserves are up $19.7 million from year-end 1999

•         Net charge-offs to average loans and leases .43% (annualized); 3rd best* of the Top 50 banks in 2001; 2nd best* in 2000

•         Non-performing assets to net loans and leases .87%

•         Over-30-day delinquency rate .55%

Commercial	.08%
Consumer	.66%
Leasing & equipment finance	1.45%
Residential real estate	.49%

                *  Source: Keefe, Bruyette & Woods, Inc.

15.)         Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	3/02*
Branches	221	311	338	352	375	376

Branch Openings	19	106	35	25	27	4

                *   Anticipate opening approximately 25 more new branches during the remainder of 2002

16.)         Retail Checking Deposits +19%*

	12/98	12/99	12/00	12/01	3/02
	($ millions)
Supermarket Branches	$272	$354	$475	$591	$677
Traditional Branches	$1,340	$1,387	$1,535	$1,715	$1,818

Total	$1,612	$1,741	$2,010	$2,306	$2,495

Average Rate	.22%	.21%	.20%	.07%	.05%

                *     Twelve-month growth rate

17.)         Retail Checking Accounts +11%*

	12/98	12/99	12/00	12/01	3/02
	(000s)
Supermarket Branches	260	351	428	511	537
Traditional Branches	653	681	703	738	747

Total	913	1,032	1,131	1,249	1,284

                *  Twelve-month growth rate

18.)         Fee Revenue Per Retail Checking Account

	1998	1999	2000	2001	2002 (Annualized)
	($)
Fee Revenue per Retail Checking Account	$143	$168	$190	$209	$182

19.)         Supermarket Branch Growth +10%1

	12/97	12/98	12/99	12/00	12/01	3/02[2]
Supermarket Branches	63	160	195	213	234	236

Branch Openings	15	99	34	22	21	4

                1  Twelve-month growth rate

                2  Anticipate opening approximately 10 more new supermarket branches during the remainder of 2002

20.)         Supermarket Deposit Growth +20%*

	12/98	12/99	12/00	12/01	3/02
	($ millions)
Deposits	$618	$826	$1,074	$1,213	$1,385

Average Rate	2.16%	2.24%	2.73%	1.23%	1.11%

                *     Twelve-month growth rate

21.)         Supermarket Checking Accounts +19%*

	12/98	12/99	12/00	12/01	3/02
	(000s)
Checking Accounts	260	351	428	511	537

                 *     Twelve-month growth rate

22.)         Supermarket Fee Income Growth +12%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$8.8	$17.4	$23.3	$29.6	$33.3
Second Quarter	$13.2	$21.6	$28.5	$35.1
Third Quarter	$14.7	$23.1	$30.0	$35.3
Fourth Quarter	$16.8	$24.6	$30.2	$36.7

Total	$53	$87	$112	$137	$33

                *     YTD growth rate (‘02 vs. ‘01)

23.)         Supermarket Consumer Loans +30%*

	12/98	12/99	12/00	12/01	3/02
	($ millions)
Consumer Loans	$108	$193	$233	$305	$322

                *     Twelve-month growth rate

24.)         Retail Model - Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)
Supermarket Branch	$(178)	$(52)	$47	$111	$161	$204	$239	$264	$290	$311
Traditional Branch	$(361)	$(164)	$(11)	$167	$291	$440	$537	$629	$689	$736

*     Includes consumer lending

25.)         TCF Express Card Revenue +25%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$1.9	$3.5	$6.0	$8.0	$10.1
Second Quarter	$2.7	$4.8	$7.1	$9.3
Third Quarter	$3.0	$5.3	$7.5	$10.1
Fourth Quarter	$3.5	$5.9	$8.1	$10.0

Total	$11.1	$19.5	$28.7	$37.4	$10.1

Cards (000s)	774	929	1,057	1,196	1,236

                *     YTD growth rate (‘02 vs. ‘01)

26.)         TCF Express Card

•         11th largest U.S. Visa debit card issuer1

•         6.2 million average transactions per month in 1Q02

•         30.7% increase in the number of customer purchases2

•         10.8% increase in the number of accounts with TCF Express Cards2

•         Interchange revenue of $10.1 million in 1Q02, an increase of 25%2

•         Percentage of active Express Card users increased to 52.3% in 1Q02, up from 50.3% in 1Q01

•         Average number of transactions per month increased to 11.1 in 1Q02, up from 10.1 in 1Q01

•         15.6 million phone minutes awarded for TCF Express Card usage in 1Q02; 67 million minutes awarded in 2001;  38.6 million minutes awarded in 2000

1     Source:  Visa, at December 31, 2001;  ranked by sales volume

2     1Q02 vs. 1Q01

27.)         Small Business Checking Deposits +35%1

	12/98[2]	12/99	12/00	12/01	3/02
	(000s)
Small Business Checking Deposits	$128	$196	$255	$337	$346

1     Twelve-month growth rate

2     Free Small Business Checking

28.)         Small Business Checking Accounts

                 At March 31, 2002

•         Relationship banking offering multiple product lines to business owners

•         Over $346 million in checking account deposits

•         Business loans up to $35,000; home equity loans up to $500,000

•         Commercial Insurance — property coverage, liability, workers compensation, health benefits

•         Other services — payroll services, merchant processing, brokerage accounts

•         32,900 activated small business Express Cards

29.)         Internet Banking Accounts +354%*

	12/00	12/01	3/02
	(000s)
Internet Banking Accounts	30	143	184

*    Twelve-month growth rate

30.)         Campus Banking

                At March 31, 2002

•         Alliances formed with:

•         University of Minnesota

•         University of Michigan

•         St. Cloud State University in MN

•         Northern Illinois University - Dekalb

•         Saginaw Valley State University in MI

•         Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card,  phone card, stored value card for vending machines, laundry, etc.

•         62,000 total checking accounts

•         $70.6 million in deposits

31.)         Diluted EPS Growth +21%*

	1998	1999	2000	2001	2002
	($)
First Quarter	$0.43	$0.44	$0.51	$0.62	$0.75
Second Quarter	$0.45	$0.49	$0.59	$0.67
Third Quarter	$0.42	$0.52	$0.59	$0.69
Fourth Quarter	$0.46	$0.55	$0.66	$0.72

Total	$1.76	$2.00	$2.35	$2.70	$0.75

*    YTD growth rate (‘02 vs. ‘01)

32.)         Net Income +17%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$39.9	$37.3	$40.7	$48.2	$56.3
Second Quarter	$40.2	$41.0	$46.7	$52.0
Third Quarter	$36.6	$42.8	$46.7	$52.9
Fourth Quarter	$39.5	$45.0	$52.2	$54.2

Total	$156	$166	$186	$207	$56

*    YTD growth rate (‘02 vs. ‘01)

33.)         Net Interest Income +9%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$109.2	$104.8	$106.8	$113.8	$124.5
Second Quarter	$107.3	$106.7	$110.2	$119.3
Third Quarter	$104.6	$106.6	$110.7	$122.4
Fourth Quarter	$104.7	$106.1	$110.8	$125.7

Total	$426	$424	$439	$481	$125

Net Interest Margin	4.84%	4.47%	4.35%	4.51%	4.83%

*     YTD growth rate (‘02 vs. ‘01)

34.)         Fees and Other Revenues +18%*

	1998	1999	2000	2001	2002
	($ millions)
First Quarter	$51.7	$62.4	$71.7	$80.7	$94.9
Second Quarter	$56.9	$67.2	$81.3	$95.7
Third Quarter	$64.3	$71.1	$84.1	$95.3
Fourth Quarter	$62.7	$73.7	$86.3	$95.6

Total	$236	$274	$323	$367	$95

3.39% of Average Assets

43% of Total Revenues

*     YTD growth rate ('02 vs. '01

35.)         New Businesses

•           Discount Brokerage

•         De novo, launched June 2001

•         Cross selling and account growth opportunities

•         Expanded fee income generation

•           TCF Express Coin ServiceSM coin counters

•          Payment Protection Plan

•         Monthly payments

•         Another source of fee revenue

•         Insurance Products

•         “Future Generations” life insurance product

•         Putnam CollegeAdvantage Plan

36.)         How We Are Doing

            Financial

            Highlights

37.)         Financial Highlights

                ($ millions, except per-share data)

	1Q02	1Q01*	Change
Net Interest Income	$124.5	$113.8	9%
Fees & Other Revenues	94.9	80.7	18%
Top-Line Revenue	219.4	194.5	13%

Provision	9.2	2.4	NM
Non-Operating Income	8.0	3.3	141%
Non-Interest Expenses	131.3	118.0	11%
Net Income	$56.3	$48.2	17%
Diluted EPS	$0.75	$0.62	21%
ROA	2.01%	1.71%	30	bps
RORE	24.86%	21.47%	339	bps

*  In 2002, new accounting rules under generally accepted accounting principles (GAAP) eliminated the amortization of goodwill. Goodwill amortization reduced net income in the first quarter of 2001 by $1.9 million or 2 cents per common share.

NM — Not meaningful

38.)         Power Profits

                Average Balance ($ millions)

	2002
	Balance	Income*	% Profit
Commercial Lending	$2,114	$1,908	4%
Consumer Lending	2,716	10,293	18%
Leasing and Equipment Finance	961	7,468	13%
Mortgage Banking	245	1,772	3%
Total Power Assets®	$6,036	21,441	38%

Traditional Branches (140)	$5,782	17,337	31%
Supermarket Branches (236)	1,260	1,843	3%
Total Power Liabilities®	$7,042	19,180	34%
Total Power Assets & Liabilities		40,621	72%

Equity		7,799	14%
Total Power Businesses		48,420	86%

Treasury & Other		7,897	14%
Total Net Income		$56,317	100%

*     Profit center net income ($ in 000s)

39.)         TCF vs. Top 50 Banks*

                Year-ended December 31, 2001

	TCF	Top 50 Banks Average
ROA	1.79%	1.24%

	TCF	Top 50 Banks Average
RORE	23.18%	14.96%

                *     Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/01

                Source:  Thomson Financial/Carson

40.)         TCF vs. Top 50 Banks*

                Year-ended December 31, 2001

	TCF	Top 50 Banks Average
Revenue Growth	11%	1%

	TCF	Top 50 Banks Average
Net Charge-Offs	15bps	60bps

                *     Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/01

                Source:  Thomson Financial/Carson and Keefe, Bruyette & Woods, Inc.

41.)         TCF vs. Top 50 Banks*

                December 31, 2001

	TCF	Top 50 Banks Average
Net Interest Margin	4.51%	3.88%

	TCF	Top 50 Banks Average
Price/Last Twelve Months Diluted EPS	15.74x	14.00x

                *     Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/01

                Source:  Thomson Financial/Carson

42.)         Return to Shareholders1 +29%2

	Index Value
Period Ending	12/31/ 1991	12/31/ 1992	12/31/ 1993	12/31/ 1994	12/31/ 1995	12/31/ 1996	12/31/ 1997	12/31/ 1998	12/31/ 1999	12/31/ 2000	12/31/ 2001
TCF Financial Corporation	$100.00	$152.64	$182.83	$228.36	$375.97	$503.68	$800.96	$583.34	$616.35	$1,137.53	$1,254.09
S&P 500	$100.00	$107.62	$118.47	$120.03	$165.13	$202.89	$270.59	$347.84	$421.04	$382.69	$337.23
SNL All Bank & Thrift Index	$100.00	$137.32	$152.38	$149.01	$231.98	$321.56	$493.61	$523.96	$501.26	$605.54	$614.48

1    Assumes $100 invested December 31, 1991 with dividends reinvested
2    10-year annual return

Source:  SNL Securities LC

43.)         Market Returns*

                March 31, 2002

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	42.49%	29.77%	24.61%	30.27%
S&P MidCap Index	18.88%	15.16%	17.99%	15.83%
Dow Jones Industrial Average	7.21%	3.76%	11.40%	14.79%
S&P Bank Composite	7.41%	0.69%	7.52%	13.88%
S&P 500 Index	0.24%	(2.53)%	10.18%	13.26%

                *    Assumes dividend reinvestment

                Source:  Sit Investment Associates

44.)         Cautionary Statement

     This investor presentation contains “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts.  TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties.  The terrorist attacks on September 11, 2001 and related subsequent developments, have had an adverse impact on the United States’ economy and could have a continuing adverse impact on the economy and the Company’s business, most likely by reducing capital and consumer spending.  Such developments could result in decreased demand for TCF’s products and services, and increased credit losses.  The investor presentation provides data as of the end of the first quarter 2002 (March 31, 2002).  From time-to-time, information may be added, but the financial information will generally be updated only quarterly, and some information may not be current.  Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP).  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

45.)

NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-91	$4.84	$0.10
Dec-92	$7.25	$0.13
Dec-93	$8.50	$0.19
Dec-94	$10.31	$0.25
Dec-95	$16.56	$0.31
Dec-96	$21.75	$0.38
Dec-97	$33.94	$0.50
Dec-98	$24.19	$0.65
Dec-99	$24.88	$0.75
Dec-00	$44.56	$0.85
Dec-01	$47.98	$1.00
Mar-02	$52.61	$1.15	(annualized	)

Glossary of Financial Terms

Earnings per Share

                Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

                Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

                Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

                Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Return on Average Assets (ROA)

                Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

                Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

                Annualized net income divided by average common stockholders’ equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

                Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Stock Option Overhang

            Amount of incentive stock options divided by total shares outstanding.

Tangible Equity

                Total stockholders’ equity less goodwill and deposit based intangibles.

Top-Line Revenue

                Net interest income plus Fees and Other Revenues.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

                Dated:  May 2, 2002

TCF FINANCIAL CORPORATION

BY	/s/ NEIL W. BROWN
Neil W. Brown

Its Executive Vice President
Chief Financial Officer and Treasurer